UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21413

Name of Fund:  Floating Rate Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 -   Report to Stockholders


Floating Rate
Income Strategies
Fund, Inc.


Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Floating Rate Income Strategies Fund, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Floating Rate Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Floating Rate Income Strategies Fund, Inc.



The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


Proxy Results

During the six-month period ended August 31, 2005, Floating Rate Income
Strategies Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted are as follows:



                                                                            Shares Voted         Shares Withheld
                                                                                For                From Voting
1. To elect the Fund's Board of Directors:      Robert C. Doll, Jr.          16,658,095              916,592
                                                Ronald W. Forbes             16,655,544              919,143
                                                Cynthia A. Montgomery        16,653,438              921,249
                                                Jean Margo Reid              16,656,303              918,384
                                                Roscoe S. Suddarth           16,649,025              925,662
                                                Richard R. West              16,653,307              921,380
                                                Edward D. Zinbarg            16,647,086              927,601


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:


Total Returns as of August 31, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)         +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%        + 8.98%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund's outperformance of its benchmark for the fiscal year resulted from good security selection in the energy - other, telecommunication services and U.S. cable sectors.


Describe market conditions during the fiscal year.

The past year has been characterized by heavy investor participation in the leveraged loan market, primarily through collateralized loan obligations, which are debt securities backed by pools of commercial bank loans, and through new closed-end funds and net subscriptions to open-end mutual funds. There was a notable increase in the issuance of leveraged loan securities in response to the stepped-up demand from investors. Therefore, the excess cash in the loan market has led to increased refinancing activity, reduced interest rate spreads between leveraged loan issues and U.S. Treasury securities with comparable maturities, and higher bids in the secondary market. Although these factors had a somewhat negative effect on the market, a low default rate and a rise in the London InterBank Offered Rate (LIBOR) enhanced the performance of leveraged loans during the year.

The yield spreads for new issues versus the three-month LIBOR continued to tighten during the period, reflecting strong investor demand for leveraged loan products. According to Standard & Poor's Leveraged Commentary & Data
(LCD), the average spread for new-issue institutional tranches rated BB/BB- (that is, several related securities of the same issuer that are offered simultaneously but have different risks, rewards and/or maturities) was 178 basis points (1.78%) at August 31, 2005, compared to 213 basis points in August 2004. The average new-issue spread for institutional tranches rated B+/B ended the fiscal year at 250 basis points, 41 basis points lower than its level at the end of August 2004.

The three-month LIBOR rose from 1.80% to 3.87% during the year. Despite this significant increase, we believe the Federal Reserve Board is getting close to ending its bias toward a more restrictive monetary policy and, consequently, we do not expect the LIBOR to rise much further.

The default rate for the leveraged loan market remained at historically low levels throughout the year (including the market downturn in May) as fundamental credit quality generally remained strong across the market. The Standard & Poor's LCD lagging 12-month default rate, by principal amount, was 1.43% as of August 31, 2005, up from 0.88% one year earlier.

In March and April, high yield bonds, in which the Fund may invest up to 20% of its assets, experienced price declines as investors anticipated that the major rating agencies would downgrade General Motors Corporation's debt to below investment grade. As credit quality concerns began to stabilize in May, the high yield market rebounded and continued to post gains through the summer.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, the Common Stock of Floating Rate Income Strategies Fund, Inc. had net annualized yields of 5.92% and 6.42%, based on a year-end per share net asset value of $19.35 and a per share market price of $17.85, respectively, and $1.145 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.27%, based on a change in per share net asset value from $19.16 to $19.35, and assuming reinvestment of all distributions. By comparison, the Fund's unmanaged benchmark, a composite comprised 80% of the Credit Suisse First Boston (CSFB) Leveraged Loan Index and 20% of the CSFB High Yield Index, posted a total return of +6.57% for the 12 months ended August 31, 2005.

For the six-month period ended August 31, 2005, the total investment return on the Fund's Common Stock was +1.71%, based on a change in per share net asset value from $19.65 to $19.35, and assuming reinvestment of all distributions. For the same period, the Fund's benchmark posted a total return of +2.56%.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What factors most influenced Fund performance?

Our holdings in the energy - other, telecommunication services and U.S. cable sectors performed well during the period, while our positions in airlines, paper, and food and tobacco had a negative effect on the Fund's relative return.

The Fund's strong performance in the energy - other sector resulted primarily from our position in Trico Marine Services, Inc., a company that provides boat services to the energy industry, mainly in the Gulf of Mexico and North Sea. Trico declared bankruptcy in late 2004 after suffering through declining sales due to lower levels of drilling in its markets. However, surges in the price of oil significantly improved the company's sales and the loan security rallied considerably upon the company's emergence from bankruptcy.

The Fund's positive return in the telecommunication services sector is attributable to our holdings in Cincinnati Bell, Inc., Qwest Corp. and Time Warner Telecom Holdings, Inc. All three companies enjoyed improving operating results. In addition, Cincinnati Bell and Qwest also benefited from the deleveraging of their balance sheets, while Time Warner's debt security rose on investor expectations that the company would call the bond.

In the U.S. cable sector, the Fund's positions in Rainbow National Services LLC, Charter Communications Operating LLC and Century Cable Holdings LLC benefited the 12-month results. The bonds of Rainbow National, a division of Cablevision, rallied amid the company's plan to spin off its satellite business. The price of Charter Communications' bank loan rose as the company completed a refinancing to improve its liquidity. Finally, the loan security of Century Cable Holdings, an Adelphia company, appreciated as the company sold its assets at auction.

Conversely, the Fund's underperformance in the airline sector resulted primarily from the financial stress at Delta Air Lines, Inc. We liquidated our position in an unsecured Delta bond at a loss prior to the company's declaration of bankruptcy. Within the paper sector, our holding in Western Forest Products, Inc. detracted from the Fund's return as lumber and pulp prices sagged while the Canadian dollar strengthened. Finally, in the food and tobacco sector, we sold our position in a security of Atkins Nutritionals, Inc. given the company's declining sales and earnings.


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was composed of 184 issuers spread among 31 industries. The Fund was underweight versus its composite benchmark in securities rated Ba or better and in unrated issues, and had overweight positions in B-rated securities and credits rated Caa or below.


Joseph P. Matteo
Vice President and Portfolio Manager


September 20, 2005



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Portfolio Information


As of August 31, 2005

                                                       Percent of
Ten Largest Holdings                                   Net Assets

Charter Communications Operating LLC
   Tranche B Term Loan, 6.83 - 6.93%
   due 4/07/2011                                          6.0%
Century Cable Holdings LLC, Discretionary
   Term Loan, 8.5% due 12/31/2009                         3.4
MGM Holdings II, Inc. Term Loan B, 5.74%
   due 4/08/2012                                          2.9
PanAmSat Corp. Tranche B-1 Term Loan, 5.65%
   due 8/20/2011                                          2.0
Nalco Co. Tranche B Term Loan, 5.45 - 5.87%
    due 11/04/2010                                        1.9
Berry Plastics Corp. Term Loan, 5.60 - 5.766%
   due 12/02/2011                                         1.7
SatBirds Capital Participations Second Lien
   Term Loan, 6.397% due 10/04/2013                       1.7
Cincinnatti Bell, Inc., 8.375% due 1/15/2014              1.7
Paxson Communications Corp., 6.349%
   due 1/15/2010                                          1.6
Huntsman International LLC Term Loan B,
   5.323% due 8/18/2012                                   1.6



                                                       Percent of
Five Largest Industries                                Net Assets

Cable--U.S.                                               19.2%
Utility                                                   15.3
Chemicals                                                 10.4
Gaming                                                     6.8
Manufacturing                                              6.7

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifiations used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                       Percent of
                                                         Total
Quality Ratings by S&P/Moody's                        Investments

BBB/Baa                                                    1.1%
BB/Ba                                                     35.8
B/B                                                       51.3
CCC/Caa                                                    4.2
CC/Ca                                                      0.1
NR (Not Rated)                                             6.7
Other*                                                     0.8

 * Includes portfolio holdings in common stocks.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Schedule of Investments                                                  (in U.S. dollars)
              Face
            Amount    Floating Rate Loan Interests**                             Value
Aerospace & Defense--2.2%

     USD 1,951,854    K&F Industries, Inc. Term Loan, 6.15 - 6.17%
                          due 11/18/2012                                   $     1,986,499
         2,101,911    MRO Acquisitions Corp. First Lien Term
                          Loan, 6.57% due 8/27/2010                              2,138,694
                      Vought Aircraft Industries, Inc.:
         2,926,165            Term Loan, 6.17% due 12/22/2011                    2,972,983
           560,000            Tranche B Line of Credit Deposit, 5.84%
                              due 12/22/2010                                       569,916
                                                                           ---------------
                                                                                 7,668,092

Automotive--2.5%

         2,985,000    Affinia Group Inc. Term Loan B, 6.40%
                          due 11/30/2011                                         3,000,859
         1,660,870    Keystone Automotive Operations, Inc. Term
                          Loan, 5.627 - 6.026% due 10/30/2009                    1,675,402
                      Tenneco Automotive, Inc.:
         2,896,483            Term Loan B, 6.08% due 12/12/2010                  2,947,172
         1,272,374            Tranche B-1 Credit Linked Deposit, 5.76%
                              due 12/12/2010                                     1,294,640
                                                                           ---------------
                                                                                 8,918,073

Broadcasting--1.4%

         2,977,500    Emmis Operating Co. Term Loan B, 5.321%
                          due 11/10/2011                                         3,004,297
         2,000,000    Gray Television, Inc. Term Loan B, 5.01%
                          due 12/31/2012                                         2,015,000
                                                                           ---------------
                                                                                 5,019,297

Cable--U.S.--17.5%

        12,000,000    Century Cable Holdings LLC, Discretionary
                          Term Loan, 8.50% due 12/31/2009                       11,926,500
        21,011,378    Charter Communications Operating LLC
                          Tranche B Term Loan, 6.83 - 6.93%
                          due 4/07/2011                                         21,106,118
         2,000,000    DIRECTV Holdings, Inc. Tranche B Term Loan,
                          5.088% due 4/13/2013                                   2,023,572
         4,925,000    Insight Midwest Holdings LLC Term Loan C,
                          5.625% due 12/31/2009                                  4,997,954
         2,985,000    Intelsat Ltd. Term Loan, 5.25% due 7/28/2011               3,013,919
         2,325,000    MCC Iowa, LLC Tranche A Term Loan,
                          4.60 - 4.80% due 3/31/2010                             2,317,734
         3,184,000    Mediacom Illinois LLC Tranche A Term Loan,
                          5.47 - 6.06% due 3/31/2013                             3,235,243
         6,947,289    PanAmSat Corp. Tranche B-1 Term Loan, 5.65%
                          due 8/20/2011                                          7,036,736
     EUR 5,000,000    SatBirds Capital Participations Second Lien Term
                          Loan, 6.397% due 10/04/2013                            6,156,916
                                                                           ---------------
                                                                                61,814,692

Chemicals--7.7%

     USD 1,975,000    Hercules, Inc. Term Loan B, 5.24 - 5.31%
                          due 10/08/2010                                         2,003,638
         5,600,000    Huntsman International LLC Term Loan B,
                          5.323% due 8/18/2012                                   5,682,253
                      Kosa B.V. (Invista) New Tranche:
         2,355,088            B-1 Term Loan, 5.75% due 4/29/2011                 2,394,830
         1,021,794            B-2 Term Loan, 5.75% due 4/29/2011                 1,039,037
           733,341    Kraton Polymers Term Loan, 6.125 - 6.50%
                          due 12/16/2010                                           745,946
           990,000    Lyondell-Citgo Refining Term Loan, 5.51 - 5.67%
                          due 5/21/2007                                          1,005,469
         6,658,852    Nalco Co. Tranche B Term Loan, 5.45 - 5.87%
                          due 11/04/2010                                         6,773,824


              Face
            Amount    Floating Rate Loan Interests**                             Value
Chemicals (concluded)

     USD   758,229    Pinnacle Polymers Term Loan, 6.214%
                          due 12/15/2006                                   $       768,926
         1,990,000    Rockwood Specialties Group, Inc. Tranche B
                          Term Loan, 5.93% due 12/10/2012                        2,026,899
         4,750,000    Wellman, Inc. Second Lien Term Loan,10.46%
                          due 2/10/2010                                          4,821,250
                                                                           ---------------
                                                                                27,262,072

Consumer--Durables--2.0%

                      Simmons Co.:
         4,500,000            Term Loan, 7% due 6/19/2012                        4,569,377
         2,419,336            Term Loan C, 5.75 - 8% due 12/19/2011              2,423,873
                                                                           ---------------
                                                                                 6,993,250

Consumer--Non-Durables--1.2%

         1,790,558    American Achievement Corp. Term Loan B,
                          5.85 - 8% due 3/25/2011                                1,816,297
         1,496,250    Burt's Bees, Inc. Term Loan, 6.134 - 6.41%
                          due 3/29/2011                                          1,514,953
           969,000    Camelbak Products LLC  First Lien Term Loan,
                          6.68 - 7.29% due 8/04/2011                               965,972
                                                                           ---------------
                                                                                 4,297,222

Diversified Media--6.5%

         3,543,726    Dex Media West, LLC Term Loan B,
                          5.05 - 5.40% due 3/09/2010                             3,594,869
         1,197,000    Freedom Communications, Inc. Tranche B Term
                          Loan, 4.83% due 5/01/2013                              1,212,711
         4,659,198    Liberty Group Operating Term Loan B, 5.813%
                          due 2/28/2012                                          4,710,645
        10,000,000    MGM Holdings II, Inc. Term Loan B,
                          5.74% due 4/08/2012                                   10,137,500
         1,162,637    Primedia, Inc. Term Loan B, 6.438%
                          due 6/30/2009                                          1,165,181
         2,087,091    RH Donnelley Tranche D Term Loan,
                          5.11 - 5.30% due 8/30/2011                             2,118,298
                                                                           ---------------
                                                                                22,939,204

Energy--Exploration & Production--0.3%

         1,000,000    Kerr-McGee Corp. Tranche X Term Loan, 5.85%
                          due 5/24/2007                                          1,004,196

Energy--Other--1.4%

         2,750,000    Dresser, Inc. Term Loan Unsecured, 6.91%
                          due 3/01/2010                                          2,798,125
         1,500,000    Epco Holdings, Inc. Term Loan B, 5.84%
                          due 8/18/2010                                          1,526,484
           549,792    Pride Offshore, Inc. Term Advance, 5.31%
                          due 7/07/2011                                            558,955
                                                                           ---------------
                                                                                 4,883,564

Food & Drug--0.2%

           753,827    Alimentation Couche-Tard, Inc. US Term Loan,
                          5.375% due 12/17/2010                                    763,249

Food & Tobacco--4.1%

         3,380,298    Constellation Brands Inc. Term Loan B,
                          4.75 - 5.688% due 11/30/2011                           3,437,341
                      Doane Pet Care Enterprises, Inc.:
           570,208            Tranche B, 7.38% due 11/05/2009                      572,580
         1,166,667            Tranche C, 7.431% due 11/05/2009                   1,171,533
         5,497,600    Dr. Pepper/Seven Up Bottling Group, Inc. Term
                          Loan B, 5.339 - 5.609% due 12/19/2010                  5,584,187
         2,738,255    Michael Foods, Inc. Term Loan, 5.09 - 5.859%
                          due 11/21/2010                                         2,786,174


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
              Face
            Amount    Floating Rate Loan Interests**                             Value
Food & Tobacco (concluded)

     USD   860,833    Pierre Foods, Inc. Term Loan B, 5.69%
                          due 6/30/2010                                    $       874,284
                                                                           ---------------
                                                                                14,426,099

Gaming--4.6%

         1,980,000    Boyd Gaming Corp. Term Loan, 4.88 - 4.99%
                          due 6/30/2011                                          2,002,895
         1,004,634    Global Cash Access LLC Term Loan B, 5.74%
                          due 3/10/2010                                          1,020,646
         1,975,075    Green Valley Ranch Gaming, LLC Term Loan,
                          5.49% due 12/17/2011                                   2,000,998
           987,500    Isle of Capri Black Hawk Term Loan C,
                          6.54 - 7.04% due 12/31/2007                            1,002,622
         1,000,000    Isle of Capri Casinos, Inc. Delayed Draw
                          Term Loan, 5.49% due 2/04/2011                         1,006,250
                      Pinnacle Entertainment, Inc.:
         1,200,000            Delay Draw Term Loan, 6.67%
                              due 8/27/2010                                      1,200,000
         1,800,000            Term Loan, 6.67% due 8/27/2010                     1,821,375
                      Trump Entertainment Resorts Holdings, LP:
           430,500            Revolving Line of Credit, 6.13 - 6.21%
                              due 5/20/2010                                        419,738
         1,500,000            Term Loan B-1, 5.93 - 6.14%
                              due 5/20/2012                                      1,526,250
                      Venetian Casino Resort:
         1,000,000            Term B Delayed Draw, 5.462%
                              due 6/15/2011                                      1,012,734
         3,100,000            Term Loan B, 5.24% due 6/15/2011                   3,139,475
                                                                           ---------------
                                                                                16,152,983

Health Care--4.0%

         3,313,636    Colgate Medical Term Loan B, 5.48 - 5.49%
                          due 12/15/2008                                         3,348,844
         2,779,000    Community Health Systems, Inc. Term Loan,
                          5.42 - 5.61% due 8/19/2011                             2,820,974
                      HealthSouth Corp.:
         1,968,750            Term Loan, 6.15% due 3/08/2010                     1,989,054
           531,250            Tranche B Term Loan, 5.60% due 3/08/2010             536,729
         4,787,500    LifePoint Hospitals, Inc. Term Loan B, 5.196%
                          due 4/15/2012                                          4,842,216
           679,798    Rotech Healthcare, Inc. Term Loan B, 6.49%
                          due 3/31/2008                                            684,472
                                                                           ---------------
                                                                                14,222,289

Housing--3.5%

         2,090,051    General Growth Properties, Inc. Term Loan B,
                          5.67% due 11/12/2008                                   2,117,134
         3,112,541    Headwaters, Inc. First Lien Term Loan,
                          5.87 - 7.75% due 4/30/2011                             3,156,636
         2,475,000    Nortek, Inc. Term Loan, 5.91 - 7.75%
                          due 8/27/2011                                          2,507,999
         4,535,000    PGT Industries, Inc. Tranche A, 6.58 - 6.76%
                          due 1/31/2009                                          4,614,363
                                                                           ---------------
                                                                                12,396,132

Information Technology--2.1%

         3,540,000    Fidelity National Information Solutions, Inc. Term
                          Loan B, 5.32% due 3/09/2013                            3,548,850
         2,000,000    SunGard Data Term Loan, 6.28% due 2/11/2013                2,029,750
         1,995,000    Telcordia Technologies, Inc. Term Loan, 6.07%
                          due 9/15/2012                                          1,995,000
                                                                           ---------------
                                                                                 7,573,600


              Face
            Amount    Floating Rate Loan Interests**                             Value
Leisure--1.1%

     USD 4,000,000    24 Hour Fitness Worldwide, Inc. Term Loan,
                          6.78% due 6/08/2012                              $     4,068,752

Manufacturing--4.7%

         2,222,222    Communications & Power Industries, Inc. Term
                          Loan, 6.03% due 7/23/2010                              2,260,184
         2,000,000    Invensys International Holdings Ltd. Second Lien
                          Term Loan, 8.529% due 12/04/2009                       2,050,000
           349,065    Itron, Inc. Term Loan, 5.4375 - 7.25%
                          due 12/17/2010                                           353,210
         2,493,750    Metokote Corp. Second Lien Term Loan,
                          6.49 - 6.68% due 11/27/2011                            2,509,336
         3,062,442    Mueller Group, Inc. Initial Term Loan,
                          6.24 - 6.61% due 4/23/2011                             3,089,239
                      Sensus Metering Systems:
         5,510,870            Term Loan B-1, 6.23 - 6.54%
                              due 12/17/2010                                     5,577,457
           826,630            Term Loan B-2, 6.23 - 6.54%
                              due 12/17/2010                                       836,619
                                                                           ---------------
                                                                                16,676,045

Packaging--4.2%

         6,066,778    Berry Plastics Corp. Term Loan, 5.60 - 5.766%
                          due 12/02/2011                                         6,169,913
         2,985,000    Graham Packaging Term Loan B,
                          5.938 - 6.063% due 10/07/2011                          3,036,617
         1,985,000    Intertape Polymer Corp. Term Loan B,
                          5.65 - 5.742% due 7/28/2011                            2,023,047
                      Owens-Illinois Group, Inc.:
           525,619            Term Loan B-1, 5.37% due 4/01/2008                   531,313
         3,240,129            French Tranche C-1, 5.45% due 4/01/2008            3,274,555
                                                                           ---------------
                                                                                15,035,445

Paper--2.2%

         1,795,500    Boise Cascade Holdings LLC Tranche D Term
                          Loan, 5.25% due 10/28/2011                             1,824,790
                      SP Newsprint Tranche B-1:
         1,972,738            Credit Linked Deposit, 3.609%
                              due 1/09/2010                                      1,988,766
           838,414            Term Loan B, 5.92 - 7.75% due 1/09/2010              851,514
                      Smurfit Stone Container Corp.:
         2,282,647            Term Loan B, 5.375 - 5.563%
                              due 11/01/2011                                     2,316,412
           702,353            Tranche C, 5.375 - 5.563% due 11/01/2011             712,742
                                                                           ---------------
                                                                                 7,694,224

Retail--1.0%

         1,750,000    American Reprographics Co. LLC Second Lien
                          Term Loan, 10.235% due 12/18/2009                      1,820,000
         1,695,778    General Nutrition Centers, Inc. Tranche B Term
                          Loan, 6.51 - 6.67% due 12/05/2009                      1,716,975
                                                                           ---------------
                                                                                 3,536,975

Service--2.5%

         2,429,790    Baker Tanks, Inc. Term Loan, 5.90 - 6.43%
                          due 1/30/2011                                          2,460,163
         2,871,000    Buhrmann US, Inc. Tranche C-1, 5.92 - 6.21%
                          due 12/23/2010                                         2,926,626
         2,481,699    Coinstar, Inc. Term Loan, 5.13% due 7/07/2011              2,518,925
                      United Rentals, Inc.:
           814,254            Initial Term Loan, 5.92% due 2/14/2011               823,924
           164,912            Tranche B Credit Linked Deposit, 4.966%
                              due 2/14/2011                                        166,871
                                                                           ---------------
                                                                                 8,896,509


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
              Face
            Amount    Floating Rate Loan Interests**                             Value
Telecommunications--2.0%

     USD 2,172,500    Consolidated Communications, Inc. Term
                          Loan B, 5.73 - 5.815% due 10/14/2011             $     2,207,803
                      WilTel Communications LLC:
         3,071,579            First Lien Term Loan, 6.99% due 6/30/2010          3,116,372
         1,800,000            Second Lien Term Loan, 9.24%
                              due 12/31/2010                                     1,786,500
                                                                           ---------------
                                                                                 7,110,675

Utility--13.4%

         1,571,429    AES Corp. Term Loan, 5.07 - 5.69%
                          due 4/30/2008                                          1,594,214
         4,914,737    Calpine Corp. Second Lien Term Loan, 9.349%
                          due 7/16/2007                                          4,022,712
                      Calpine Generating Co. LLC:
         1,500,000            First Priority Term Loan, 7.26%
                              due 4/01/2009                                      1,539,508
         2,500,000            Second Priority Term Loan, 9.26%
                              due 4/01/2010                                      2,513,282
         4,386,270    Cogentrix Delaware Holdings, Inc. Term Loan,
                          5.24% due 4/14/2012                                    4,442,928
                      Covanta Energy Corp.:
         4,500,000            Funded Letter of Credit, 3.36 - 6.46%
                              due 6/24/2012                                      4,578,750
         2,500,000            Second Lien Term Loan, 8.96 - 9.141%
                              due 6/24/2013                                      2,518,750
         2,772,000    Dynegy Holdings, Inc. Term Loan, 7.54%
                          due 5/27/2010                                          2,789,902
                      El Paso Corp.:
         1,425,000            Deposit Account, 2.616% due 11/23/2009             1,444,099
         2,346,500            Term Loan, 6.438% due 11/23/2009                   2,384,304
         4,987,500    KGen LLC Tranche A Term Loan, 6.115%
                          due 8/05/2011                                          4,975,031
           451,095    Midwest Generation, LLC Term Loan C,
                          5.39 - 5.50% due 4/27/2011                               456,311
           700,000    NRG Energy Credit Linked Deposit, 4.95%
                          due 12/24/2007                                           709,042
           895,500    NRG Energy Term Loan, 5.255 - 5.365%
                          due 12/24/2011                                           907,067
         2,475,000    Quanta Services, Term Loan, 6.43 - 6.47%
                          due 6/19/2008                                          2,510,578
         3,084,500    Reliant Resources Inc. Term Loan, 6.016 - 6.089%
                          due 4/30/2010                                          3,116,067
                      Texas Genco LLC:
         2,041,038            Delayed Draw Term Loan, 5.41 - 5.49%
                              due 12/14/2011                                     2,075,322
         4,929,077            Initial Term Loan, 5.41 - 5.669%
                              due 12/14/2011                                     5,011,871
                                                                           ---------------
                                                                                47,589,738

Wireless Communications--1.8%

         2,314,750    Centennial Cellular Operating Co. Term Loan,
                          5.63 - 6.11% due 2/09/2011                             2,354,432
         3,989,924    SBA Senior Finance, Inc. Tranche D Term Loan,
                          5.54 - 6.13% due 10/31/2008                            4,028,994
                                                                           ---------------
                                                                                 6,383,426

                      Total Floating Rate Loan Interests
                      (Cost--$330,577,333)--94.1%                              333,325,803


              Face
            Amount    Corporate Bonds                                            Value
Aerospace & Defense--0.2%

     USD   575,000    L-3 Communications Corp., 6.375%
                          due 10/15/2015 (b)                               $       583,625

Airlines--0.1%

         2,500,000    Delta Air Lines, Inc., 2.875%
                          due 2/18/2024 (b)(e)(h)                                  409,375

Automotive--0.3%

           250,000    Delco Remy International, Inc., 7.599%
                          due 4/15/2009 (c)                                        247,500
           700,000    Tenneco Automotive, Inc., 8.625%
                          due 11/15/2014                                           726,250
                                                                           ---------------
                                                                                   973,750

Broadcasting--3.4%

         2,150,000    Emmis Communications Corp., 9.314%
                          due 6/15/2012 (c)                                      2,176,875
         4,000,000    Granite Broadcasting Corp., 9.75%
                          due 12/01/2010                                         3,775,000
         5,750,000    Paxson Communications Corp., 6.349%
                          due 1/15/2010 (b)(c)                                   5,750,000
           250,000    XM Satellite Radio, Inc., due 5/01/2009 (c)                  252,812
                                                                           ---------------
                                                                                11,954,687

Cable--International--0.1%

           375,000    NTL Cable Plc, 8.75% due 4/15/2014                           395,625

Cable--U.S.--1.7%

           553,000    Inmarsat Finance Plc, 7.625% due 6/30/2012                   581,341
                      Intelsat Bermuda Ltd. (b):
           750,000            8.695% due 1/15/2012 (c)                             763,125
           500,000            8.25% due 1/15/2013                                  508,750
           350,000    Mediacom Broadband LLC,11% due 7/15/2013                     381,937
           250,000    New Skies Satellites NV, 8.539%
                          due 11/01/2011 (c)                                       259,375
         3,000,000    Rainbow National Services LLC,10.375%
                          due 9/01/2014 (b)                                      3,420,000
                                                                           ---------------
                                                                                 5,914,528

Chemicals--2.7%

         1,950,000    Crompton Corp., 9.672% due 8/01/2010 (c)                   2,179,125
         2,011,000    GEO Specialty Chemicals, Inc.,12.016%
                          due 12/31/2009 (e)                                     2,111,550
         5,000,000    PolyOne Corp.,10.625% due 5/15/2010                        5,368,750
                                                                           ---------------
                                                                                 9,659,425

Consumer--Non-Durables--0.8%

           250,000    Elizabeth Arden, Inc., 7.75% due 1/15/2014                   263,125
         2,000,000    Playtex Products, Inc., 8% due 3/01/2011                   2,130,000
           350,000    Samsonite Corp., 8.875% due 6/01/2011                        374,500
                                                                           ---------------
                                                                                 2,767,625

Diversified Media--0.1%

           250,000    CanWest Media, Inc., 8% due 9/15/2012                        262,500
           250,000    Universal City Florida Holding Co. I, 8.443%
                          due 5/01/2010 (c)                                        261,875
                                                                           ---------------
                                                                                   524,375

Energy--Exploration & Production--0.1%

           250,000    Belden & Blake Corp., 8.75% due 7/15/2012                    265,000


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Schedule of Investments (continued)                                      (in U.S. dollars)
              Face
            Amount    Corporate Bonds                                            Value
Energy--Other--0.1%

     USD   250,000    Aventine Renewable Energy Holdings, Inc.,
                          9.41% due 12/15/2011 (b)(c)                      $       251,250

Food & Drug--0.1%

           275,000    Duane Reade, Inc., 7.91% due 12/15/2010 (c)                  265,375

Food & Tobacco--1.2%

           250,000    AmeriQual Group LLC, 9% due 4/01/2012 (b)                    258,750
         3,000,000    Smithfield Foods, Inc., 7% due 8/01/2011                   3,090,000
         1,050,000    The Wornick Co., 10.875% due 7/15/2011                     1,065,750
                                                                           ---------------
                                                                                 4,414,500

Gaming--2.2%

         5,000,000    Majestic Star Casino LLC, 9.50%
                          due 10/15/2010                                         5,037,500
           250,000    Mohegan Tribal Gaming Authority, 7.125%
                          due 8/15/2014                                            262,500
           325,000    River Rock Entertainment Authority, 9.75%
                          due 11/01/2011                                           356,687
                      Station Casinos, Inc.:
         1,275,000            6% due 4/01/2012                                   1,284,562
           775,000            6.50% due 2/01/2014                                  786,625
                                                                           ---------------
                                                                                 7,727,874

Health Care--0.2%

           575,000    US Oncology, Inc., 9% due 8/15/2012                          626,750

Housing--0.1%

           450,000    Nortek, Inc., 8.50% due 9/01/2014                            437,625

Hybrid--1.4%

         4,886,365    Dow Jones CDX.NA.HY.3 Trust 3 December 2009,
                          8% due 12/29/2009 (b)                                  4,959,660

Information Technology--3.7%

         4,050,000    Freescale Semiconductor, Inc., 6.349%
                          due 7/15/2009 (c)                                      4,181,625
         4,625,000    MagnaChip Semiconductor SA, 6.66%
                          due 12/15/2011 (c)                                     4,648,125
                      Sungard Data Systems, Inc. (b):
         1,825,000            8.525% due 8/15/2013 (c)                           1,888,875
         1,900,000            10.25% due 8/15/2015                               1,985,500
           300,000    Telcordia Technologies Inc.,10%
                          due 3/15/2013 (b)                                        285,000
                                                                           ---------------
                                                                                12,989,125

Leisure--1.9%

         5,400,000    Felcor Lodging LP, 7.78% due 6/01/2011 (c)                 5,629,500
         1,000,000    True Temper Sports, Inc., 8.375% due 9/15/2011               970,000
                                                                           ---------------
                                                                                 6,599,500

Manufacturing--2.0%

           250,000    Altra Industrial Motion, Inc., 9%
                          due 12/01/2011 (b)                                       245,000
         2,500,000    Case New Holland, Inc., 6% due 6/01/2009                   2,400,000
           325,000    ERICO International Corp., 8.875%
                          due 3/01/2012                                            338,000
         2,900,000    Invensys Plc, 9.875% due 3/15/2011 (b)                     2,914,500
         1,369,000    Medis Technologies Ltd., 6%
                          due 7/15/2010 (b)(e)                                   1,382,690
                                                                           ---------------
                                                                                 7,280,190


              Face
            Amount    Corporate Bonds                                            Value
Metal--Other--0.2%

     USD   700,000    Novelis, Inc., 7.25% due 2/15/2015 (b)               $       701,750

Packaging--1.0%

         1,550,000    Consolidated Container Co. LLC, 10.75%
                          due 6/15/2009 (a)                                      1,286,500
           250,000    Constar International, Inc., 7.165%
                          due 2/15/2012 (b)(c)                                     240,000
           600,000    Tekni-Plex, Inc., 8.75% due 11/15/2013 (b)                   525,000
         1,725,000    Wise Metals Group LLC,10.25% due 5/15/2012                 1,418,812
                                                                           ---------------
                                                                                 3,470,312

Paper--2.3%

         2,650,000    Abitibi-Consolidated, Inc., 6.91%
                          due 6/15/2011 (c)                                      2,650,000
           700,000    Ainsworth Lumber Co. Ltd., 7.24%
                          due 10/01/2010 (c)                                       693,000
           250,000    Boise Cascade LLC, 6.474% due 10/15/2012 (c)                 251,875
           725,000    Domtar, Inc., 7.125% due 8/15/2015                           722,814
           925,000    NewPage Corp., 9.943% due 5/01/2012 (b)(c)                   920,375
         2,912,000    Western Forest Products, Inc., 15%
                          due 7/28/2009 (d)                                      2,842,049
                                                                           ---------------
                                                                                 8,080,113

Retail--0.4%

         1,300,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014                1,332,500

Service--1.6%

           250,000    Ahern Rentals, Inc., 9.25% due 8/15/2013 (b)                 255,625
         3,375,000    Allied Waste North America, Inc. Series B,
                          7.375% due 4/15/2014                                   3,172,500
           250,000    Mac-Gray Corp., 7.625% due 8/15/2015 (b)                     258,125
         2,000,000    Sunstate Equipment Co. LLC,10.50%
                          due 4/01/2013 (b)                                      2,060,000
                                                                           ---------------
                                                                                 5,746,250

Steel--2.4%

         3,000,000    CSN Islands VIII Corp., 9.75%
                          due 12/16/2013 (b)                                     3,187,500
         5,000,000    Ispat Inland ULC,10.254% due 4/01/2010 (c)                 5,312,500
                                                                           ---------------
                                                                                 8,500,000

Telecommunications--4.6%

         6,000,000    Cincinnati Bell, Inc., 8.375% due 1/15/2014                6,060,000
         3,700,000    Qwest Communications International, Inc.,
                          7.29% due 2/15/2009 (c)                                3,681,500
         1,450,000    Qwest Corp., 6.671% due 6/15/2013 (b)(c)                   1,518,875
         2,000,000    Terremark Worldwide Inc, 9% due 6/15/2009 (e)              1,680,000
         3,500,000    Time Warner Telecom Holdings, Inc., 7.79%
                          due 2/15/2011 (c)                                      3,587,500
                                                                           ---------------
                                                                                16,527,875

Transportation--1.5%

         5,000,000    Grupo Transportacion Ferroviaria
                          Mexicana SA DE C.V., 9.375% due
                          5/01/2012 (b)                                          5,400,000

Utility--1.9%

         2,000,000    Aquila, Inc., 7.625% due 11/15/2009                        2,075,000
         3,000,000    Calpine Canada Energy Finance Ulc, 8.50%
                          due 5/01/2008                                          2,092,500
         3,000,000    Calpine Corp., 9.875% due 12/01/2011 (b)                   2,280,000
           250,000    Sierra Pacific Resources, 8.625% due 3/15/2014               276,250
                                                                           ---------------
                                                                                 6,723,750


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Schedule of Investments (concluded)                                      (in U.S. dollars)
              Face
            Amount    Corporate Bonds                                            Value
Wireless Communications--1.6%

                      Rogers Wireless Communications, Inc.:
     USD 3,250,000            6.535% due 12/15/2010 (c)                    $     3,388,125
         1,100,000            7.25% due 12/15/2012                               1,179,750
           250,000            8% due 12/15/2012                                    267,500
           250,000    Rural Cellular Corp., 7.91% due 3/15/2010 (c)                258,750
           350,000    SBA Communications Corp., 8.50%
                          due 12/01/2012                                           381,937
           196,000    SBA Telecommunications, Inc., 9.75%
                          due 12/15/2011 (a)                                       179,830
                                                                           ---------------
                                                                                 5,655,892

                      Total Corporate Bonds

                      (Cost--$139,734,945)--39.9%                              141,138,306


            Shares
              Held    Common Stocks                                              Value
Chemicals--0.0%

            13,117    GEO Specialty Chemicals, Inc. (f)                    $       111,495

Energy--Other--1.0%

           159,985    Trico Marine Services, Inc. (f)                            3,633,259

Paper--0.1%

            84,448    Western Forest Products, Inc. (f)                            184,803

                      Total Common Stocks
                      (Cost--$3,575,186)--1.1%                                   3,929,557

Total Investments
(Cost--$473,887,464*)--135.1%                                                  478,393,666
Liabilities in Excess of Other Assets--(35.1%)                               (124,279,251)
                                                                           ---------------
Net Assets--100.0%                                                         $   354,114,415
                                                                           ===============

  * The cost and unrealized appreciation (depreciation) of investments as of August 31,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    473,821,749
                                                   ================
    Gross unrealized appreciation                  $      9,311,801
    Gross unrealized depreciation                       (4,739,884)
                                                   ----------------
    Net unrealized appreciation                    $      4,571,917
                                                   ================

 ** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium.
    These base lending rates are generally (i) the lending rate offered by one or more major
    European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

(a) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Floating rate note.

(d) Represents a pay-in-kind security that may pay interest/dividends in additional face/shares.

(e) Convertible security.

(f) Non-income producing security.

(g) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(h) Issuer filed for bankruptcy.

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
    This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
    These industry classifications are unaudited.

    Investments in companies considered to be an affiliate of the Fund, for purposes of
    Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Interest
    Affiliate                                     Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $(6,354,570)       $38,253


    Swap contracts outstanding as of August 31, 2005 were as follows:

                                                      Notional     Unrealized
                                                       Amount     Appreciation

    Sold credit default protection on
    General Motors Corp. and receive 4.4%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires June 2007                                $3,000,000     $48,951


    Currency Abbreviations:
    EUR Euro
    USD U.S. Dollar

    See Notes to Financial Statements.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Statement of Assets, Liabilities and Capital

As of August 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$473,887,464)                       $   478,393,666
           Unrealized appreciation on swaps                                                                                48,951
           Foreign cash (cost--$34)                                                                                            34
           Receivables:
               Interest (including $1,968 from affiliates)                                     $     5,350,564
               Swaps                                                                                    26,767
               Commitment fees                                                                          23,066
               Principal paydowns                                                                        5,875          5,406,272
                                                                                               ---------------
           Prepaid expenses                                                                                                 1,716
                                                                                                                  ---------------
           Total assets                                                                                               483,850,639
                                                                                                                  ---------------

Liabilities

           Loans                                                                                                      123,600,000
           Unfunded loan commitment                                                                                       125,388
           Payables:
               Securities purchased                                                                  3,950,000
               Custodian bank                                                                        1,141,207
               Dividends to shareholders                                                               469,324
               Investment adviser                                                                      234,704
               Interest on loans                                                                        90,879
               Other affiliates                                                                          3,729          5,889,843
                                                                                               ---------------
           Accrued expenses                                                                                               120,993
                                                                                                                  ---------------
           Total liabilities                                                                                          129,736,224
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   354,114,415
                                                                                                                  ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (18,298,439 shares issued and outstanding)                                                             $     1,829,844
           Paid-in capital in excess of par                                                                           347,243,873
           Undistributed investment income--net                                                $     3,293,291
           Accumulated realized capital losses--net                                                (2,717,231)
           Unrealized appreciation--net                                                              4,464,638
                                                                                               ---------------
           Total accumulated earnings--net                                                                              5,040,698
                                                                                                                  ---------------
           Total capital--Equivalent to $19.35 net asset value per share of Common Stock
           (market price--$17.85)                                                                                 $   354,114,415
                                                                                                                  ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Statement of Operations

For the Year Ended August 31, 2005
Investment Income

           Interest (including $38,253 from affiliates)                                                           $    29,876,811
           Facility and other fees                                                                                        250,410
                                                                                                                  ---------------
           Total income                                                                                                30,127,221
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     3,537,151
           Loan interest expense                                                                     3,394,089
           Borrowing costs                                                                             255,108
           Professional fees                                                                           161,249
           Accounting services                                                                         130,502
           Transfer agent fees                                                                          51,346
           Directors' fees and expenses                                                                 45,840
           Printing and shareholder reports                                                             45,676
           Listing fees                                                                                 19,881
           Custodian fees                                                                               19,680
           Pricing services                                                                             16,454
           Other                                                                                        24,885
                                                                                               ---------------
           Total expenses                                                                                               7,701,861
                                                                                                                  ---------------
           Investment income--net                                                                                      22,425,360
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                    (2,771,496)
               Swaps                                                                                    54,267
               Foreign currency transactions--net                                                       33,718        (2,683,511)
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                      4,283,079
               Unfunded corporate loans--net                                                          (64,785)
               Swaps                                                                                    48,951
               Foreign currency transactions--net                                                          279          4,267,524
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                      1,584,013
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $    24,009,373
                                                                                                                  ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Statements of Changes in Net Assets

                                                                                                 For the         For the Period
                                                                                                Year Ended     October 31, 2003++
                                                                                                August 31,       to August 31,
Increase (Decrease) in Net Assets:                                                                 2005               2004
Operations

           Investment income--net                                                              $    22,425,360    $    12,084,220
           Realized gain (loss)--net                                                               (2,683,511)            216,488
           Change in unrealized appreciation/depreciation--net                                       4,267,524            197,114
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     24,009,373         12,497,822
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                 (20,347,853)       (10,902,156)
           Realized gain--net                                                                        (216,488)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           shareholders                                                                           (20,564,341)       (10,902,156)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Proceeds from issuance of Common Stock                                                           --        345,232,500
           Value of shares issued to Common Stock shareholders in reinvestment of
           dividends and distributions                                                                 415,791          3,760,823
           Offering costs resulting from the issuance of Common Stock                                       --          (435,405)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from Common Stock transactions                         415,791        348,557,918
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                              3,860,823        350,153,584
           Beginning of period                                                                     350,253,592            100,008
                                                                                               ---------------    ---------------
           End of period*                                                                      $   354,114,415    $   350,253,592
                                                                                               ===============    ===============
                * Undistributed investment income--net                                         $     3,293,291    $     1,182,064
                                                                                               ===============    ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Statement of Cash Flows

For the Year Ended August 31, 2005
Cash Provided By Operating Activities

           Net increase in net assets resulting from operations                                                   $    24,009,373
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                                (1,543,600)
               Decrease in other assets                                                                                    34,304
               Increase in other liabilities                                                                              296,409
               Realized and unrealized gain--net                                                                      (1,584,013)
               Realized gain on swaps--net                                                                                 54,267
               Realized and unrealized gain on foreign currency transactions--net                                          33,997
               Amortization of premium and discount--net                                                                (599,915)
           Proceeds from sales and paydowns of long-term securities                                                   232,852,710
           Proceeds on other investment related transactions                                                               92,449
           Purchases of long-term securities                                                                        (243,897,667)
           Proceeds from sales of short-term investments--net                                                           6,354,570
                                                                                                                  ---------------
           Net cash provided by operating activities                                                                   16,102,884
                                                                                                                  ---------------

Cash Used for Financing Activities

           Cash receipts from borrowings                                                                              253,040,000
           Cash payments for borrowings                                                                             (252,665,000)
           Dividends and distributions paid to shareholders                                                          (19,679,226)
           Increase in custodian bank payable                                                                           1,141,207
                                                                                                                  ---------------
           Net cash used for financing activities                                                                    (18,163,019)
                                                                                                                  ---------------

Cash

           Net decrease in cash                                                                                       (2,060,135)
           Cash at beginning of year                                                                                    2,060,169
                                                                                                                  ---------------
           Cash at end of year                                                                                    $            34
                                                                                                                  ===============

Cash Flow Information

           Cash paid for interest                                                                                 $     3,346,346
                                                                                                                  ===============

Non-Cash Financing Activities

           Capital shares issued in reinvestment of dividends and distributions to shareholders                   $       415,791
                                                                                                                  ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Financial Highlights
                                                                                                   For the       For the Period
                                                                                                  Year Ended   October 31, 2003++
The following per share data and ratios have been derived                                         August 31,     to August 31,
from information provided in the financial statements.                                               2005             2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         19.16    $         19.10
                                                                                               ---------------    ---------------
           Investment income--net                                                                      1.23***                .66
           Realized and unrealized gain--net                                                               .08                .02
                                                                                               ---------------    ---------------
           Total from investment operations                                                               1.31                .68
                                                                                               ---------------    ---------------
           Less dividends and distributions from:
               Investment income--net                                                                   (1.11)              (.60)
               Realized gain--net                                                                        (.01)                 --
                                                                                               ---------------    ---------------
           Total dividends and distributions                                                            (1.12)              (.60)
                                                                                               ---------------    ---------------
           Offering costs resulting from the issuance of Common Stock                                       --              (.02)
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         19.35    $         19.16
                                                                                               ===============    ===============
           Market price per share, end of period                                               $         17.85    $         19.44
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                            7.27%           3.50%+++
                                                                                               ===============    ===============
           Based on market price per share                                                             (2.47%)            .29%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                        1.22%              .71%*
                                                                                               ===============    ===============
           Expenses, net of waiver                                                                       2.18%              .87%*
                                                                                               ===============    ===============
           Expenses                                                                                      2.18%             1.08%*
                                                                                               ===============    ===============
           Investment income--net                                                                        6.34%             3.80%*
                                                                                               ===============    ===============

Leverage

           Amount of borrowings, end of period (in thousands)                                  $       123,600    $       123,225
                                                                                               ===============    ===============
           Average amount of borrowings outstanding during the period (in thousands)           $       117,702    $        38,654
                                                                                               ===============    ===============
           Average amount of borrowings outstanding per share during the period***             $          6.43    $          2.11
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $       354,114    $       350,254
                                                                                               ===============    ===============
           Portfolio turnover                                                                           47.96%             43.32%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol FRA.

(a) Corporate debt obligations--The Fund invests principally in floating rate debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, the Investment Adviser will value the floating rate loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Fund's Board of Directors.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of swaps agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Notes to Financial Statements (continued)


(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Offering costs--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(k) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $33,720 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and securities in default. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended August 31, 2005, the Fund reimbursed FAM $8,631 for certain accounting services.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Notes to Financial Statements (concluded)


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2005 were $240,011,792 and $224,187,456, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the year ended August 31, 2005 increased by 21,622 from reinvestment of dividends and distributions and during the period October 31, 2003 to August 31, 2004 increased by 18,075,000 from shares sold and 196,581 from reinvestment of dividends.


5. Unfunded Loan Interest:
As of August 31, 2005, the Fund had unfunded loan commitments of approximately $8,930,000 which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                           Unfunded
                                                         Commitment
Borrower                                             (in Thousands)

Key Energy                                                   $1,500
Pinnacle Entertainment, Inc.                                 $  360
Trump Entertainment Delayed Draw                             $1,500
Trump Entertainment Resorts Holdings L.P.                    $2,570
Vought Aircraft Industries, Inc.                             $3,000


6. Short-Term Borrowings:
On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $172,500,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 2.88% and the average borrowing was approximately $117,702,000 for the year ended August 31, 2005.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.108333 per share on September 30, 2005 to shareholders of record on September 14, 2005.

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:

                                         8/31/2005        8/31/2004

Distributions paid from:
   Ordinary income                   $  20,564,341    $  10,902,156
                                     -------------    -------------
Total taxable distributions          $  20,564,341    $  10,902,156
                                     =============    =============


As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                    $   3,281,843
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                         3,281,843
Capital loss carryforward                              (2,226,224)*
Unrealized gains--net                                   3,985,079**
                                                      -------------
Total accumulated earnings--net                       $   5,040,698
                                                      =============

 * On August 31, 2005, the Fund had a capital loss carryforward of $2,226,224, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the book/tax differences in the accrual of income on securities in default and other book/tax temporary differences.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Floating Rate Income Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Floating Rate Income Strategies Fund, Inc. as of August 31, 2005, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period October 31, 2003 (commencement of operations) through August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Floating Rate Income Strategies Fund, Inc. as of August 31, 2005, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period October 31, 2003 through August 31, 2004, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 21, 2005



Fund Certification (unaudited)


In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



Automatic Dividend Reinvestment Policy


The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe Trust Company N.A. ("EquiServe" or the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe Trust Company N.A. (c/o Computershare Investor Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.



FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)   Length of                                                Fund Complex    Directorships
                        Held with     Time                                                     Overseen by     Held by
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years    Director        Director
Interested Director


Robert C. Doll, Jr.*    President     2005 to   President of the MLIM/FAM-advised funds since  130 Funds       None
P.O. Box 9011           and           present   2005; President of MLIM and FAM since 2001;    175 Portfolios
Princeton,              Director                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 51                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since
                                                2001; President of Princeton Administrators,
                                                L.P. ("Princeton Administrators") since 2001;
                                                Chief Investment Officer of Oppenheimer Funds,
                                                Inc. in 1999 and Executive Vice President
                                                thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)   Length of                                                Fund Complex    Directorships
                        Held with     Time                                                     Overseen by     Held by
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years    Director        Director
Independent Directors*


Ronald W. Forbes**      Director      2003 to   Professor Emeritus of Finance, School of       48 Funds        None
P.O. Box 9095                         present   Business, State University of New York at      48 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof from
NJ 08543-9095                                   1989 to 2000; International Consultant, Urban
Age: 64                                         Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director      2003 to   Professor, Harvard Business School since       48 Funds        Newell
P.O. Box 9095                         present   1989; Associate Professor, J.L. Kellogg        48 Portfolios   Rubbermaid, Inc.
Princeton,                                      Graduate School of Management, Northwestern                    (manufacturing)
NJ 08543-9095                                   University from 1985 to 1989; Associate
Age: 53                                         Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School of Publishing since 2005.


Jean Margo Reid         Director      2004 to   Self-employed consultant since 2001; Counsel   48 Funds        None
P.O. Box 9095                         present   of Alliance Capital Management (investment     48 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director
NJ 08543-9095                                   and Secretary of Sanford C. Bernstein & Co.,
Age: 60                                         Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                and Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director      2003 to   President, Middle East Institute, from 1995    48 Funds        None
P.O. Box 9095                         present   to 2001; Foreign Service Officer, United       48 Portfolios
Princeton,                                      States Foreign Service, from 1961 to 1995;
NJ 08543-9095                                   Career Minister from 1989 to 1995; Deputy
Age: 70                                         Inspector General, U.S. Department of State,
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director      2003 to   Professor of Finance from 1984 to 1995,        48 Funds        Bowne & Co.,
P.O. Box 9095                         present   Dean from 1984 to 1993 and Dean Emeritus       48 Portfolios   Inc. (financial
Princeton,                                      since 1995 of New York University's                            printers);
NJ 08543-9095                                   Leonard N. Stern School of Business                            Vornado Realty
Age: 67                                         Administration.                                                Trust (real estate
                                                                                                               company);
                                                                                                               Alexander's, Inc.
                                                                                                               (real estate
                                                                                                               company).


Edward D. Zinbarg       Director      2003 to   Self-employed financial consultant since       48 Funds        None
P.O. Box 9095                         present   1994; Executive Vice President of the          48 Portfolios
Princeton,                                      Prudential Insurance Company of America from
NJ 08543-9095                                   1988 to 1994; Former Director of Prudential
Age: 70                                         Reinsurance Company and former Trustee of the
                                                Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Officers and Directors (concluded)
                        Position(s)   Length of
                        Held with     Time
Name, Address & Age     Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice          2003 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President     present   Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                     since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer               President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                                         1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Joseph P. Matteo        Vice          2003 to   Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
P.O. Box 9011           President     present   from 1997 to 2000; Vice President at The Bank of New York from 1994 to 1997.
Princeton,
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance    present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                         Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                         present   2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents
Equiserve Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


NYSE Symbol
FRA


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


FLOATING RATE INCOME STRATEGIES FUND, INC.                      AUGUST 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -        Fiscal Year Ending August 31, 2005 - $38,000
                                   Fiscal Year Ending August 31, 2004 - $43,100

           (b) Audit-Related Fees -Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (c) Tax Fees -          Fiscal Year Ending August 31, 2005 - $7,900
                                   Fiscal Year Ending August 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -    Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2005 - $7,377,027
               Fiscal Year Ending August 31, 2004 - $14,913,836

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Kevin A. Ryan (retired as of December 31, 2004)
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: October 19, 2005